Putnam
Global
Governmental
Income Trust

SEMIANNUAL REPORT
April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* Returns for Putnam Global Governmental Income Trust's class A shares at net asset value over the six-month and one-year periods ended April 30, 1997 outpaced returns of the Salomon Brothers World Government Bond Index, its benchmark. The index returned - 4.50% and 0.75%, respectively, over the six-month and one-year periods, respectively, while the fund returned
  - 1.04% and 4.94% at net asset value over the same periods. Results at public offering price were - 5.73% and - 0.02%, respectively. Complete performance information, including results for class B and class M shares, and over longer periods, begins on page 9.

* "[U]ncertainties about European Monetary Union (EMU) have helped both the dollar and U.S. bonds in recent months, according to analysts, and that could continue through the EMU transition."

                          --  The Wall Street Journal, April 28, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

From the established fixed-income markets of the United States and Western Europe to the emerging debt markets of Latin America and Southeast Asia, Putnam Global Governmental Income Trust's managers continually seek out bonds and other securities of governmental entities whose prospects meet or exceed the fund's strict investment criteria.

Managing such a globally diversified portfolio demands a broad range of expertise. I am pleased to announce the appointment of Gail S. Attridge to your fund's management team. Gail brings to your fund substantial experience in credit assessment of less-developed countries. Before joining Putnam in 1993, she was with Keystone Custodian Funds, County NatWest Securities Asia, and Data Resources/McGraw Hill. She has 12 years of investment experience.

In the decade since their introduction, your fund's class A shares have compiled a solid record of performance, though past performance can never be taken as a guarantee of future results. In the following report, your fund's management team discusses performance so far in fiscal 1997 and looks at prospects for the remainder of the year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Managers
D. William Kohli, lead manager
Gail S. Attridge

The market impact of Federal Reserve Board interest-rate activity and continuing uncertainty surrounding European Monetary Union (EMU) resulted in modestly negative performance for Putnam Global Governmental Income Trust over the six months ended April 30, 1997. However, despite the difficulties of the period, your fund's returns at net asset value surpassed the Salomon Brothers World Government Bond Index, its principal market benchmark. (Please refer to the tables on pages 9 and 10 for complete performance information.)

* GLOBAL MARKET HIGHLIGHTS

U.S. economic data were broadly and consistently strong throughout much of the period. Consequently, after bond prices rose over the period's first three months, the focus in the U.S. Treasury market then shifted to concern that continuing robust economic growth would prompt an interest-rate increase by the Federal Reserve Board. The Fed finally acted on March 25, raising the target for short-term bank lending rates by a quarter of a percentage point to 5.50%, its first increase in more than two years. Bond prices fell and yields, which move in the opposite direction, rose in response to this demonstration of a more restrictive monetary policy. Even though the inflation outlook elsewhere in the world remained largely benign and an environment of moderate growth generally prevailed, the impact of the U.S. rate increase -- and the anticipation building up to it -- was felt across most global bond markets.

In Europe, economic growth was slowed by unusually snowy weather early in calendar 1997, temporarily masking evidence of recovery in the core markets such as Germany and France. The slower pace of growth made it appear less likely that Germany would be able to meet the budget deficit requirements for participating in a single European currency, which in turn raised the possibility of an overall delay in EMU implementation. Nevertheless, core European markets posted modest gains in local-currency terms for the period.

Higher-yielding European markets such as Italy and Sweden, which had outperformed during most of 1996 by convincing the markets that they might qualify for EMU, were Europe's worst performers in the first quarter of 1997. Fortunately, we had anticipated some turmoil in the approach to EMU and had reduced the fund's exposure to these markets during the second half of the period. This limited the impact of their underperformance on the portfolio as a whole.

Japan avoided the influence of the Fed's interest-rate hike. Instead, the Japanese bond market was preoccupied with the impact of Japan's increased consumption tax, which went into effect April 1. Part of the Japanese government's plan to reduce the country's bulging budget deficit by cutting fiscal spending and raising taxes, the higher consumption tax coincides with the announcement of major deregulation measures related to land reform and with renewed pressure on Japan's troubled banking sector. This combination of factors supported the Japanese government bond (JGB) market, which climbed by more than 2% in yen terms during the final three months of the period. Your fund's underweighted position in JGBs detracted from performance somewhat. We expect to maintain the underweighted position in Japan, however, because the continued recovery of the Japanese economy could put downward pressure on bond prices going forward.

[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHICAL BREAKDOWN (4/30/97)]

GEOGRAPHICAL BREAKDOWN (4/30/97)*

United States                     53.3%

Germany                           12.8%

France                            11.2%

United Kingdom                     7.7%

Sweden                             3.7%

Italy                              3.3%

Mexico                             2.6%

Other                              5.4%

Footnote reads:
* Based on total market value of assets as of 4/30/97. Country allocations will vary over time.

* EMERGING MARKETS' STRONG PERFORMANCE CURTAILED LATE IN PERIOD

Emerging fixed-income markets outperformed most other global markets for the period as a whole. However, the close synchronization of these markets with the U.S. Treasury market took its toll late in the period; as the Fed rate hike sparked a selloff in Treasuries, emerging-market debt securities declined in turn.

Despite this late-period weakness, we believe the long-term investment environment in the emerging markets remained positive. Economic fundamentals (i.e., growth rates, unemployment, and inflation trends), particularly in Latin America, have continued to strengthen.

The fund's significant weightings in Argentina and Brazil boosted its overall return. We overweighted Mexico around the middle of the period, then scaled back our exposure later on; this proved to be the correct strategy, since this market began to lag in March. We also held a significant position in South Africa, which also performed well. The fund's holdings in Russia, which has begun to underperform after a year-long surge in calendar 1996, detracted from returns. These positions, like all portfolio holdings, are subject to review and adjustment in accordance with the fund's strategy and may vary in the future; however, all those still held at the end of the period were viewed favorably.

We began the period with the fund's emerging-market exposure at approximately 10% of the portfolio. However, given short-term market volatility and reduced capital flows into emerging markets in the wake of the Fed's actions, we trimmed the allocation to just under 8% of the portfolio in February and maintained it near that level to the end of the period.

* DOLLAR EXPOSURE HELPS OVERALL RETURN

The strength of the U.S. dollar was the dominant theme in the currency markets during the period. In January, the dollar rallied against the deutschemark to levels not seen in almost three years, and against the yen to levels not seen in four years. The speed of the dollar's ascent took most of the market by surprise, especially since 1996 was a period of relatively low volatility in the currency markets. In late March, the dollar's surge leveled off, and it ended the period trading in a range near its highs. Given the dollar's strength, strategies that emphasized dollar exposure helped the fund's overall return, especially during the first four months of the period.

[GRAPHIC OMITTED: vertical bar chart TOP CURRENCY EXPOSURES (4/30/97)]

TOP CURRENCY EXPOSURES (4/30/97)*

Germany                              83.5%

Japan                                53.5%

United States                        53.3%

France                               17.1%

United Kingdom                       12.0%

Switzerland                          11.5%

Italy                                11.0%

Sweden                               10.7%

Footnote reads:
* Based on total net assets. Chart reflects all portfolio holdings, including forward currency contracts. Currency exposures will vary over time.

* DEFENSIVE APPROACH PLANNED IN LIGHT OF INTEREST-RATE UNCERTAINTIES

We continue to anticipate a modest acceleration in global economic growth with low inflation during 1997, with the possibility of stronger growth in the pace of U.S. business. Although it is far from certain, concern about rising wage-inflation pressure in the United States may cause the Fed to boost rates further by year's end. Japan's moderate recovery may proceed without the threat of inflation, and given the ongoing woes of the banking sector, no changes in official monetary policy are expected until the end of the year. Germany's recovery is taking hold, but the high level of unemployment makes any change in short-term rates unlikely.

Against this backdrop, our current investment strategy emphasizes a more defensive position with respect to interest rates. We believe bond yields may continue to increase across all sectors, particularly given the possibility of further rate increases by the Fed in coming months. We anticipate increasing exposure to defensive investments such as mortgage-backed securities when market opportunities arise. Not only do they offer more attractive yields than Treasuries, the risk of prepayment, which reduces their appreciation potential in declining-rate environments, lessens as interest rates rise.*

*Mortgage-backed securities are subject to prepayment risk, which is the risk that an investor's principal will be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. Prepayment risk is greatest when interest rates are falling, since mortgage holders rush to refinance, forcing retirement of the bonds that back their existing mortgages.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future. Foreign investments are subject to certain risks, such as those related to currency fluctuations, political developments, and economic instability, that are not present with domestic investments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Governmental Income Trust is designed for investors seeking high current income by investing principally in debt securities of foreign or U.S. governmental entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives

TOTAL RETURN FOR PERIODS ENDED 4/30/97
                         Class A              Class B            Class M
(inception date)         (6/1/87)            (2/1/94)           (3/17/95)
                      NAV     POP        NAV       CDSC       NAV     POP
---------------------------------------------------------------------------
6 months            -1.04%   -5.73%    -1.42%   -6.17%     -1.16%   -4.41%
---------------------------------------------------------------------------
1 year               4.94    -0.02      4.19    -0.69       4.75     1.36
---------------------------------------------------------------------------
5 years             39.46    32.86        --       --         --       --
Annual average       6.88     5.85        --       --         --       --
---------------------------------------------------------------------------
Life of fund       155.26   143.21      8.11     5.43      22.88    18.89
Annual average       9.91     9.37      2.44     1.65      10.21     8.50
---------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/97
                                           Salomon Bros.
                                            World Govt.       Consumer
                                            Bond Index      Price Index
------------------------------------------------------------------------
6 months                                     -4.50%            1.20%
------------------------------------------------------------------------
1 year                                        0.75             2.50
------------------------------------------------------------------------
5 years                                      47.30            14.84
Annual average                                8.06             2.81
------------------------------------------------------------------------
Life of class A                             123.69            41.64
Annual average                                8.46             3.57
------------------------------------------------------------------------
Life of class B                              19.00             9.58
Annual average                                5.51             2.86
------------------------------------------------------------------------
Life of class M                               5.66             5.81
Annual average                                2.68             2.70
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/97
                                Class A        Class B       Class M
--------------------------------------------------------------------------
Distributions (number)             2              2             2
--------------------------------------------------------------------------
Income                           $0.565        $0.512         $0.549
--------------------------------------------------------------------------
Capital gains                      --            --              --
--------------------------------------------------------------------------
  Total                          $0.565        $0.512         $0.549
--------------------------------------------------------------------------
Share value:                 NAV       POP       NAV       NAV       POP
--------------------------------------------------------------------------
10/31/96                   $14.49    $15.21    $14.45    $14.44    $14.93
--------------------------------------------------------------------------
4/30/97                     13.78     14.47     13.74     13.73     14.19
--------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------
Current dividend1            6.53%     6.22%     5.79%     6.32%     6.12%
--------------------------------------------------------------------------
Current 30-day SEC yield2    6.58      6.27      5.82      6.53      6.31
--------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)
                          Class A            Class B             Class M
                     NAV        POP       NAV      CDSC       NAV      POP
--------------------------------------------------------------------------
6 months             1.64%    -3.21%     1.26%    -3.62%     1.60%   -1.73%
--------------------------------------------------------------------------
1 year               7.54      2.44      6.69      1.69      7.34     3.88
--------------------------------------------------------------------------
5 years             40.37     33.69        --        --        --       --
Annual average       7.02      5.98        --        --        --       --
--------------------------------------------------------------------------
Life of fund       156.93    144.79      8.90      6.20     23.77    19.76
Annual average      10.08      9.54      2.74      1.92     11.02     9.24
--------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Salomon Brothers World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Portfolio of investments owned
April 30, 1997 (Unaudited)


FOREIGN GOVERNMENT BONDS AND NOTES  (46.6%) *
PRINCIPAL AMOUNT                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------
AUD        5,050,000  Australia (Government of) bonds Ser. 206, 10s, 2006                           $   4,471,087
DKK       30,245,000  Denmark (Government of) bonds 8s, 2006                                            5,038,537
FRF       61,870,000  France (Government of) Treasury notes 7s, 2000                                   11,528,967
FRF       78,595,000  France (Government of) notes 5 1/2s, 2001                                        13,957,760
FRF      127,750,000  France (Government of) Treasury bill 4 1/2s, 1998                                22,194,042
DEM       26,395,000  Germany (Federal Republic of) bonds
                        Ser. 118, 5 1/4s, 2001                                                         15,752,741
DEM       50,000,000  Germany (Federal Republic of) Ser. 121, 4 3/4s, 2001                             29,117,510
ITL   24,555,000,000  Italy (Government of) bonds 6 1/4s, 2002                                         13,943,331
ZAR       26,210,000  South Africa (Republic of) bonds Ser. 153,
                        13s, 2010                                                                       5,231,390
SEK      129,000,000  Sweden (Government of) bonds Ser. 1039,
                        5 1/2s, 2002                                                                   15,901,339
GBP       11,045,000  United Kingdom Treasury bonds 7 1/2s, 2006                                       18,000,114
GBP        9,100,000  United Kingdom Treasury bonds 6s, 1999                                           14,521,141
                                                                                                     ------------
                      Total Foreign Government Bonds and Notes
                      (cost $177,026,768)                                                            $169,657,959


U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (33.8%) *
PRINCIPAL AMOUNT                                                                                      VALUE

Agency Obligations  (15.0%)
------------------------------------------------------------------------------------------------------------
    $ 3,350,000  Federal National Mortgage Association 6 7/8s, June 7, 2002                     $  5,352,468
                 Government National Mortgage Association
     15,640,000    8s, TBA, May 16, 2027                                                          15,850,045
     33,635,000    7 1/2s, TBA, May 16, 2027                                                      33,340,694
                                                                                                ------------
                                                                                                  54,543,207

U.S. Treasury Obligations  (18.9%)
------------------------------------------------------------------------------------------------------------
      7,000,000  U.S. Treasury Notes 6 5/8s, April 30, 2022                                        7,016,380
     45,420,000  U.S. Treasury Notes 6 5/8s, March 31, 2027                                       45,504,935
      9,385,000  U.S. Treasury Bonds 6 5/8s, February 15, 2027                                     9,005,189
      7,380,000  U.S. Treasury Notes 6 1/4s, February 15, 2007                                     7,140,150
                                                                                                ------------
                                                                                                  68,666,654
                                                                                                ------------
                 Total U.S. Government and Agency Obligations
                   (cost $122,202,777)                                                          $123,209,861

BRADY BONDS  (4.1%) * [DIAMOND]
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     $7,962,730  Argentina (Republic of) deb. 6.75s, 2005                                       $  7,305,805
      8,400,000  United Mexican States Ser. D, 6.35156s, 2019                                      7,439,250
                                                                                                ------------
                 Total Brady Bonds   (cost $14,791,917)                                         $ 14,745,055

UNITS  (2.2%) * (cost $8,395,600)
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
     12,015,000  DBR Unity Fund bonds 8s, 2002 (Germany)                                        $  7,886,320


PURCHASED OPTIONS OUTSTANDING (0.6%)                                   EXPIRATION DATE/
CONTRACT AMOUNT                                                        STRIKE PRICE                  VALUE
------------------------------------------------------------------------------------------------------------
DEM      33,500,000  German Government Bond                            July 97
                       Futures Contracts (Put)                         DEM 96.75                $     19,373
ITL  22,200,000,000  Italian Government Bond                           May 97
                       Futures Contracts (Put)                         ITL 122                         2,597
JPY   2,300,000,000  Japanese Government Bond                          May 97
                       Futures Contracts (Call)                        JPY 128                         9,054
USD      17,100,000  U.S. Dollars in exchange for                      June 97
                       Swiss Francs (Call)                             CHF 1.4555                    306,090
USD      49,500,000  U.S. Dollars in exchange for                      May 97
                       Deutschemarks (Call)                            DEM 1.692                   1,168,200
USD      17,100,000  U.S. Dollars in exchange for                      June 97
                       Deutschemarks (Call)                            DEM 1.709                     288,990
USD      17,100,000  U.S. Dollars in exchange for                      June 97
                       Japanese Yen (Call)                             JPY125.25                     229,140
USD      27,600,000  U.S. Treasury Bond (Call)                         May 97
                                                                       USD 97.78125                   51,750
                                                                                                ------------
                     Total Purchased Options Outstanding
                     (cost $1,638,924)                                                          $  2,075,194


COMMON STOCKS  (0.1%) * (cost $403,384)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         11,327  PSF Holdings LLC Class A +                                                     $    300,166


SHORT-TERM INVESTMENTS  (29.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$       25,000,000   Federal Home Loan Mortgage Corp. for
                       an effective yield of 5.38%, May 22, 1997                                $ 24,921,542
MXP      3,496,833   Mexican Cetes zero %, April 2, 1998                                           3,613,232
$       76,981,000   Interest in $492,645,000 joint repurchase
                       agreement dated April 30, 1997, with
                       respect to various U.S. Treasury
                       obligations -- maturity value of
                       $76,992,611 for an effective yield of 5.43%                                76,992,611
                                                                                                ------------
                     Total Short-Term Investments (cost $105,546,573)                           $105,527,385
------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $430,005,943) ***                                  $423,401,940
------------------------------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $364,055,413.

 *** The aggregate identified cost on a tax basis is $432,703,745, resulting in gross unrealized appreciation and depreciation of $157,130 and $9,458,935, respectively, or net unrealized depreciation of $9,301,805.

 + Non-income-producing security.

[DIAMOND] Brady Bonds are foreign bonds collateralized by the U.S. Government. The rates are floating and are the current rates at April 30, 1997.

The rate shown on Floating Rate Bonds and Floating Rate Notes are the current interest rates shown at April 30, 1997, which are subject to change based on the terms of the security.

TBA after the name of a security represents to be announced securities (Note 1).

Diversification by Country

Distribution of investments by country of issue at April 30, 1997 (as percentage of Market Value):

Argentina          1.7%
Australia          1.1
Denmark            1.2
France            11.2
Germany           12.8
Italy              3.3
Mexico             2.6
South Africa       1.2
Sweden             3.7
United Kingdom     7.7
United States     53.3
Other              0.2
                 -----
Total            100.0%
                 =====





-----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 1997 (Unaudited)
(aggregate face value $354,639,858)
                                             Aggregate Face    Delivery      Unrealized
                               Market Value       Value          Date       Depreciation
-----------------------------------------------------------------------------------------
Australian Dollars              $  8,395,554   $  8,433,387     6/18/97       $   (37,833)
Canadian Dollars                  17,327,901     17,821,145     6/18/97          (493,244)
Danish Krone                       1,087,408      1,118,167     6/18/97           (30,759)
Deutschemarks                    159,797,136    162,938,115     6/18/97        (3,140,979)
Italian Lira                      15,791,127     15,875,324     6/18/97           (84,197)
Japanese Yen                     101,858,115    106,477,284     6/18/97        (4,619,169)
Spanish Peseta                    10,218,481     10,469,425     6/18/97          (250,944)
Swedish Krona                      7,649,314      7,884,555     6/18/97          (235,241)
Swiss Francs                      20,843,477     21,238,241     6/18/97          (394,764)
Thai Baht                          2,382,672      2,384,215     6/18/97            (1,543)
-----------------------------------------------------------------------------------------
                                                                               (9,288,673)
-----------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at April 30, 1997 (Unaudited)
(aggregate face value $293,608,922)
                           Market           Aggregate Face         Delivery          Unrealized
                           Value                 Value               Date           Appreciation
                                                                                   (Depreciation)
-----------------------------------------------------------------------------------------------
British Pounds          $15,636,121           $15,408,308           6/18/97          $ (227,813)
Canadian Dollars          6,667,160             6,867,086           6/18/97             199,926
Deutschemarks            97,720,539            99,763,215           6/18/97           2,042,676
French Francs            21,425,769            22,124,976           6/18/97             699,207
Italian Lira             12,158,806            12,329,814           6/18/97             171,008
Japanese Yen             92,828,885            97,889,649           6/18/97           5,060,764
Swedish Krona            17,723,069            18,127,428           6/18/97             404,359
Swiss Francs             20,848,161            21,098,446           6/18/97             250,285
-----------------------------------------------------------------------------------------------
                                                                                     $8,600,412
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $430,005,943) (Note 1)          $  423,401,940
---------------------------------------------------------------------------------------------------
Cash                                                                                         82,305
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            4,486,474
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      430,228
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            8,854,877
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          1,799,542
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            6,984,426
---------------------------------------------------------------------------------------------------
Total assets                                                                            446,039,792

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        12,347
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         66,396,629
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  730,741
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                725,206
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   48,737
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                11,171
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    696
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      100,520
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               9,543,138
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             4,346,763
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       68,431
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        81,984,379
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 364,055,413

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         385,251,753
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,120,200
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                  (14,918,349)
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                             (7,398,191)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding             $ 364,055,413

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($320,375,186 divided by 23,246,438 shares)                                                  $13.78
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $13.78)*                                      $14.47
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($41,400,898 divided by 3,012,610 shares)**                                                  $13.74
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,279,329 divided by 166,011 shares)                                                       $13.73
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.73)*                                      $14.19
---------------------------------------------------------------------------------------------------
 * On single retail sales of $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $17,854)                                             $  11,085,290
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,505,474
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             387,469
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           18,123
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             4,025
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      415,290
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      207,719
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        5,315
--------------------------------------------------------------------------------------------------
Report to shareholders                                                                      17,208
--------------------------------------------------------------------------------------------------
Registration fees                                                                              100
--------------------------------------------------------------------------------------------------
Auditing                                                                                    25,951
--------------------------------------------------------------------------------------------------
Legal                                                                                        3,978
--------------------------------------------------------------------------------------------------
Other                                                                                       12,690
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,603,342
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (157,453)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,445,889
--------------------------------------------------------------------------------------------------
Net investment income                                                                    8,639,401
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,839,980
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              3,602,170
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                                      (970,010)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                           (17,095,645)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (12,623,505)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                 $ (3,984,104)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           April 30         October 31
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------

Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  8,639,401       $ 22,795,829
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                             5,442,150         18,644,680
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currency                                          (18,065,655)         4,075,700
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                                (3,984,104)        45,516,209
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                                 (13,166,399)       (19,095,421)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                  (1,491,298)        (1,769,324)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                     (80,976)           (70,261)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (3,345,379)       (36,352,691)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                            (22,068,156)       (11,771,488)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     386,123,569        397,895,057
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment of
$1,120,200 and $7,219,472, respectively)                                                364,055,413        386,123,569
----------------------------------------------------------------------------------------------------------------------
* Unaudited.

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                    Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.49           $13.62           $13.33           $15.25           $15.98           $15.70
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .33 (c)          .83 (c)         1.00              .97             1.07             1.07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.47)             .82              .19            (1.84)             .44              .56
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.14)            1.65             1.19             (.87)            1.51             1.63
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.57)            (.78)            (.62)            (.10)            (.98)           (1.17)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.50)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                --               --             (.28)            (.80)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --             (.15)            (.76)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.57)            (.78)            (.90)           (1.05)           (2.24)           (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $13.78           $14.49           $13.62           $13.33           $15.25           $15.98
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          (1.04) *         12.46             9.38            (5.93)           10.44            10.93
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $320,375         $343,125         $366,476         $461,506         $554,963         $437,006
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .65  *          1.32             1.34             1.27             1.27             1.46
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.32  *          5.93             7.19             6.57             6.12             6.77
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            207.93  *        429.38           300.66           359.88           444.28           406.70
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been deternimed on the basis of the weighted average number of shares outstanding during the period.


Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         April 30                                       Feb. 1, 1994+
operating performance                                           (Unaudited)            Year ended October 31    to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $14.45           $13.60           $13.31           $15.38
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .28 (c)          .72 (c)          .77              .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.48)             .81              .33            (2.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.20)            1.53             1.10            (1.46)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.51)            (.68)            (.55)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --             (.26)            (.47)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.51)            (.68)            (.81)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $13.74           $14.45           $13.60           $13.31
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            (1.42) *         11.57             8.63            (9.52) *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $41,401          $41,106          $30,910          $22,387
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.02  *          2.07             2.09             1.49  *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             1.94  *          5.13             6.59             4.76  *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              207.93  *        429.38           300.66           359.88
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been deternimed on the basis of the weighted average number of shares outstanding during the period.


Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                          April 30       Year ended    Mar. 17, 1995+
operating performance                                                            (Unaudited)      October 31       to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $14.44           $13.59           $12.81
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .31 (c)          .77 (c)          .49
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             (.47)             .83              .88
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  (.16)            1.60             1.37
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.55)            (.75)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                   --               --             (.19)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.55)            (.75)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.73           $14.44           $13.59
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             (1.16) *         12.14            10.87 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $2,279           $1,892             $509
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .77 *           1.58              .96 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              2.19 *           5.52             4.78 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               207.93 *         429.38           300.66
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been deternimed on the basis of the weighted average number of shares outstanding during the period.


Notes to financial statements
April 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Governmental Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing principally in debt securities of foreign or U.S. governmental entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds are accreted according to the effective yield method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately $17,662,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

       Loss Carryover               Expiration
       --------------             ----------------
        11,156,000                October 31, 2002
         6,506,000                October 31, 2003

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price hasa been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at ther current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Manage-ment deems it appropriate to do so.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of any excess thereafter. Prior to February 20, 1997, any amount over $1.5 billion was based on a rate of 0.60%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1997, fund expenses were reduced by $157,453 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,030 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee fees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $22,403 and $577 from the sale of class A and class M shares, respectively and $37,061 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $580 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $403,667,272 and $409,211,873, respectively. Purchases and sales of U.S. government obligations aggregated $301,093,991 and $285,675,560, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,653,702      $37,909,166
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       725,442       10,207,870
------------------------------------------------------------
                                  3,379,144       48,117,036

Shares
repurchased                      (3,804,959)     (54,362,184)
------------------------------------------------------------
Net decrease                       (425,815)     $(6,245,148)
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,861,140      $68,523,418
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,039,954       14,416,219
------------------------------------------------------------
                                  5,901,094       82,939,637

Shares
repurchased                      (9,134,287)    (128,468,462)
------------------------------------------------------------
Net decrease                     (3,233,193)    $(45,528,825)
------------------------------------------------------------

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         874,161      $12,399,686
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        84,042        1,180,472
------------------------------------------------------------
                                    958,203       13,580,158

Shares
repurchased                        (789,601)     (11,177,058)
------------------------------------------------------------
Net increase                        168,602       $2,403,100
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,002,326      $28,059,178
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       103,798        1,437,147
------------------------------------------------------------
                                  2,106,124       29,496,325

Shares
repurchased                      (1,535,743)     (21,630,414)
------------------------------------------------------------
Net increase                        570,381       $7,865,911
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1997
------------------------------------------------------------
Class M                              Shares          Amount
------------------------------------------------------------
Shares sold                          64,252         $908,082
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,176           72,547
------------------------------------------------------------
                                     69,428          980,629

Shares
repurchased                         (34,419)        (483,960)
------------------------------------------------------------
Net increase                         35,009         $496,669
------------------------------------------------------------

                                           Year ended
                                        October 31, 1996
------------------------------------------------------------
Class M                              Shares          Amount
------------------------------------------------------------
Shares sold                         133,470       $1,874,460
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         4,710           65,154
------------------------------------------------------------
                                    138,180        1,939,614

Shares
repurchased                         (44,620)        (629,391)
------------------------------------------------------------
Net increase                         93,560       $1,310,223
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS


Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan J. Bankart
Vice President

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of of Putnam Global Governmental Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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33881-041/220/906   6/97